                                                                    EXHIBIT 99.4

                        THREE ECW REDEMPTION AGREEMENT


          THIS THREE ECW REDEMPTION AGREEMENT (this "AGREEMENT") is made and entered into as of this 12th day of November, 1998, by and among THREE EMBARCADERO CENTER WEST, a California limited partnership (the "PARTNERSHIP"), BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("INVESTOR"), BP EC WEST LLC, a Delaware limited liability company ("BPECW LLC"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("PRUDENTIAL"), PIC REALTY CORPORATION, a Delaware corporation ("PIC"), and PRUDENTIAL REALTY SECURITIES II, INC., a Delaware corporation ("PRS"). Prudential, PIC and PRS shall sometimes hereinafter be collectively referred to as the "PRUDENTIAL PARTNERS".


                                R E C I T A L S
                                - - - - - - - -

          A. Pursuant to that certain Master Transaction Agreement dated as of September 28, 1998, by and among Investor, Boston Properties, Inc., Prudential, PIC, Fedmark Corporation, Embarcadero Center Investors Partnership, Pacific Property Services, L.P. and those Persons listed on Exhibit A-1 attached thereto (the "MASTER TRANSACTION AGREEMENT"), and immediately prior to the execution of this Agreement, the ECW Rockefeller Parties contributed their respective partnership interests in and to the Partnership to BPECW LLC, as Investor's designee for receiving title to the interests of the Rockefeller Parties, in exchange for OP Units, such ECW Rockefeller Parties withdrew as partners from the Partnership, and BPECW LLC was admitted as a general and limited partner of the Partnership. All initially capitalized terms used herein without definition shall have the respective meanings given such terms in the Master Transaction Agreement.

          B. Pursuant to the Master Transaction Agreement, and immediately prior to the execution of this Agreement, Prudential transferred a 1% limited partnership interest in and to the Partnership to PIC and a 1% limited partnership interest in and to the Partnership to PRS, and PIC and PRS were each admitted as partners of the Partnership. BPECW LLC, Prudential, PIC and PRS shall sometimes hereinafter be collectively referred to as the "EXISTING PARTNERS". The respective percentage interests of each of the Existing Partners is set forth on Schedule A attached hereto.
                ----------

          C. The Partnership is currently governed by those certain Second Amended and Restated Articles of Limited Partnership of Three Embarcadero Center West dated as of January 9, 1989, by and among Fedmark, Prudential and those parties listed on Exhibit A thereto (as amended, modified or supplemented, the "PARTNERSHIP AGREEMENT").

          D. The Existing Partners desire to enter into this Agreement whereby BPECW LLC's entire 1% general partnership interest and 36.9167% limited partnership interest in and to the Partnership (including all right, title and interest of BPECW LLC in and to the Partnership to the extent relating to such percentage interests) (collectively, the "BPECW LLC INTEREST") will be redeemed by the Partnership in exchange for an undivided 37.9167% tenancy-in-common interest in and to the Property (defined below) on the terms and conditions of this Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE 1

                              CERTAIN DEFINITIONS
                              -------------------

      1.1  Definitions.  In addition to the terms defined in the Master
           -----------
Transaction Agreement and in this Agreement below, the following terms shall have the meanings set forth below for the purposes of the transactions described in this Agreement:

           "ASSIGNED CONTRACTS" shall have the meaning given such term in
Section 7.1.2(d) hereof.
----------------

           "ASSIGNMENT OF CONTRACTS" shall have the meaning given such term in
Section 7.1.2(d) hereof.
----------------

           "ASSIGNMENT OF LEASES" shall have the meaning given such term in
Section 7.1.2(c) hereof.
----------------

           "BPECW LLC" shall have the meaning given such term in the Introductory Paragraph.

           "BPECW LLC INTEREST" shall have the meaning given such term in Recital D hereof.
---------

           "DEED" shall have the meaning given such term in Section 7.1.2(a)
                                                            ----------------
hereof.

           "EXISTING PARTNERS" shall have the meaning given such term in Recital
                                                                         -------
B hereof.
-

           "INVESTOR" shall have the meaning given such term in the Introductory Paragraph.

           "LEASES" shall have the meaning given such term in Section 7.1.2(c)
                                                              ----------------
hereof.

           "MASTER TRANSACTION AGREEMENT" shall have the meaning given such term in Recital A hereof.
   ---------

           "OTHER PROPERTY RIGHTS" shall have the meaning given such term in
Section 2.1.1(c) hereof.
----------------

           "PARTNERSHIP" shall have the meaning given such term in the Introductory Paragraph.

           "PARTNERSHIP AGREEMENT" shall have the meaning given such term in Recital C hereof.
---------

           "PERSONAL PROPERTY" shall have the meaning given such term in Section
                                                                         -------
2.1.1(b) hereof.
--------

           "PROPERTY" shall have the meaning given such term in Section 2.1.1
                                                                -------------
hereof.

           "PRUDENTIAL" shall have the meaning given such term in the Introductory Paragraph.

           "PRUDENTIAL PARTNERS" shall have the meaning given such term in the Introductory Paragraph.

           "PIC" shall have the meaning given such term in the Introductory Paragraph.

           "PRS" shall have the meaning given such term in the Introductory Paragraph.

           "REAL PROPERTY" shall have the meaning given such term in Section
                                                                     -------
2.1.1(a) hereof.
--------

           "REDEMPTION DATE" shall have the meaning given such term in Section
                                                                       -------
7.1.1 hereof.
-----

                                   ARTICLE 2

                                  REDEMPTION
                                  ----------

      2.1 Redemption.  On the date hereof and concurrently herewith, the
          ----------
Partnership is fully redeeming the BPECW LLC Interest as set forth below.

          2.1.1  Transfer of 37.9167% Percentage Interest in Property.  The
                 ----------------------------------------------------
Partnership and the Existing Partners each hereby agrees that, on the date hereof and concurrently herewith the Partnership is distributing, transferring and assigning to BPECW LLC, and BPECW LLC is accepting and assuming from the Partnership, in full redemption of the BPECW LLC Interest, an undivided 37.9167% tenancy-in-common interest in and to the Partnership's right, title and interest, if any, in and to the following (collectively, the "PROPERTY"):

          (a) Real Property.  That certain real estate located at 275 Battery
              -------------
     Street, City of San Francisco, County of San Francisco, State of California, legally described on Exhibit A attached hereto and incorporated
                                      ---------
     herein by this reference, together with all buildings, improvements and fixtures located thereon and all rights, privileges and appurtenances pertaining thereto, including all of the Partnership's right, title and interest in and to all rights-of-way, open or proposed streets, alleys, easements, strips or gores of land adjacent thereto (herein collectively called the "REAL PROPERTY"); and

          (b) Personal Property.  All tangible and intangible personal property
              -----------------
     of the Partnership (excluding any computer or computer equipment and software owned by the Partnership or PPS), located on the Real Property, and used in the ownership, operation and maintenance of the Real Property, and all books, records and files (excluding appraisals, budgets, the Partnership's strategic plans for the Property, marketing information, submissions relating to the Partnership's obtaining of corporate authorization, or other information in the possession or control of the Partnership or PPS which is privileged (provided that inadvertent disclosure shall not constitute a waiver of any privilege)) relating to the Real Property (herein collectively called the "PERSONAL PROPERTY"); and

          (c) Other Property Rights.  (i) The Partnership's interest as
              ---------------------
     "landlord" in all Leases; and (ii) if and to the extent assignable by the Partnership, (A) all service, supply, maintenance and utility agreements, all equipment leases and all other agreements relating to the Property that are described on Exhibit B attached hereto and incorporated herein by this
                      ---------
     reference, (B) all licenses, permits and other written authorizations necessary for the use, operation or ownership of the Real Property or Personal Property and in the Partnership's possession or control, and (C) the Partnership's interest, if any, in and to the name "Embarcadero Center West" or any similar name of the Building (the rights of the Partnership described in clauses (i) and (ii) hereinabove being herein collectively
                  -----------     ----
     called the "OTHER PROPERTY RIGHTS").

          2.1.2  Adjustment of Percentage Interests.  Immediately upon the
                 ----------------------------------
consummation of the transactions described in this Sections 2.1 above, by
                                                   ------------
operation of law and the terms of the Partnership Agreement, the percentage interests of the Prudential Partners in the Partnership shall be increased, pro
                                                                            ---
rata in accordance with the percentage interest of each Prudential Partner prior
----
to such increase, such that the aggregate percentage interests of the remaining partners is 100%.

     2.2  Consent of Existing Partners.  All Existing Partners hereby consent to
          ----------------------------
the full redemption of the BPECW LLC Interest as provided in this Article 2
                                                                  ---------
above.

                                   ARTICLE 3

                                 TITLE MATTERS
                                 -------------

      3.1 Title to Real Property.  The Partnership is hereby distributing, and
          ----------------------
BPECW LLC is hereby accepting, such 37.9167% tenancy-in-common interest in and to the Real Property, subject only to: (a) such matters as are visible or apparent on that certain ALTA/ACSM Survey of Three Embarcadero Center West-Portion of Assessors Block 238, San Francisco, California, prepared by KCA ENGINEERS, INC., 318 Brannan Street, San Francisco, CA 94107, dated August, 1998 (2 pages) (b) those exceptions to title for the Property as are listed on Exhibit C attached hereto, (c) any and all matters created by or on behalf of
---------
Investor or any of its Affiliates (including, without limitation, any mechanics' liens or other claims relating to any of the due diligence inspections or investigations of the Property performed by or on behalf of Investor, BPECW LLC or any of their Affiliates in connection with the transactions described herein and in the Master Transaction Agreement), and (d) all matters disclosed to or discovered by Investor, BPECW LLC or any of their Affiliates (whether in connection with their respective due diligence investigations and inspections or otherwise) prior to the Redemption Date.

                                   ARTICLE 4

             REPRESENTATIONS AND WARRANTIES OF PRUDENTIAL PARTNERS
             -----------------------------------------------------

      4.1 General Statement.  The Prudential Partners make the representations
          -----------------
and warranties to BPECW LLC and Investor which are set forth in this Article 4.
                                                                     ---------
All representations and warranties shall survive the Closing (and none shall merge into any instrument of conveyance) for the period of any relevant statute of limitations therefor. All representations and warranties of the Prudential Partners are made as of the date of this Agreement.

      4.2 Representations and Warranties.  The Prudential Partners hereby
          ------------------------------
represent and warrant to BPECW LLC and Investor that:

          4.2.1 The execution and delivery of this Agreement and the other documents to be executed by the Partnership and/or the Prudential Partners in connection herewith, and the consummation of the transactions described in this Agreement and such documents do not require, to the knowledge of the Prudential Partners, the consent or approval of any governmental authority, nor to the Prudential Partners' knowledge does the execution and delivery of this Agreement and the other documents to be executed by the Partnership and/or the Prudential Partners in connection herewith violate, in any way material to the transactions described herein, any contract or agreement to which the Partnership or any such Prudential Partner is a party or (to the knowledge of the Prudential Partners) any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to the Partnership or any Prudential Partner, and this Agreement and all documents to be executed by the Partnership and/or any Prudential Partner in connection with the transactions described herein constitute the legal, valid and binding obligations of such Person. To the knowledge of the Prudential Partners, none of the Partnership or any Prudential Partner is a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage (other than with respect to the Existing Mortgage Loans, ECW Swap Notes and Three ECW I/P Loans), debenture, note or other instrument under the terms of which performance by such Person in accordance with the terms and provisions of this Agreement will be a default or an event of acceleration, or grounds for termination, and whereby such default, acceleration or termination would reasonably be expected to have a material adverse effect on the timely performance by the Partnership or the Prudential Partners of their respective obligations under this Agreement and the other documents to be executed by any such Person in connection herewith, nor does the execution of this Agreement or the other documents to be executed by the Partnership in connection herewith, or the consummation of the transactions contemplated hereby and thereby, violate the Partnership Agreement or constitute a breach thereunder.

          4.2.2 The Partnership is a limited partnership duly formed and existing under the laws of the State of California and is not insolvent, and has all necessary power and authority to execute and deliver this Agreement and all documents executed by it in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite partnership action on the part of the Partnership. The Partnership is not a Person other than a United States Person within the meaning of the Code and the transactions contemplated herein are not subject to the withholding provisions of section 3406 or subchapter A of Chapter 3 of the Code.


                                   ARTICLE 5

                  REPRESENTATIONS AND WARRANTIES OF INVESTOR
                  ------------------------------------------

     5.1   General Statement.  BPECW LLC and Investor each hereby make the
           -----------------
representations and warranties to the Partnership and each Prudential Partner which are set forth in this Article 5. All representations and warranties shall
                            ---------
survive the Closing (and none shall merge into any instrument of conveyance) for the period of any relevant statute of limitations therefor. Representations and warranties of BPECW LLC and Investor are made as of the date of this Agreement.

      5.2  Representations and Warranties of Investor.  Investor hereby
           ------------------------------------------
represents and warrants that (i) Investor is a limited partnership duly formed and in good standing under the laws of the State of Delaware, is (or prior to the Closing will be) duly qualified and in good standing as a foreign limited partnership under the laws of the State of California, and has all necessary power, partnership and otherwise, to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by Investor in connection herewith and to perform all its obligations hereunder and thereunder, (ii) this Agreement has been duly authorized by all requisite partnership action on the part of Investor, (iii) the execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Investor in connection with the transactions described herein, and the consummation of the transactions contemplated hereby and thereby, do not require the consent or approval of the partners of Investor or, to the knowledge of Investor, the consent or approval of any governmental authority, nor, to the knowledge of Investor, does the execution and delivery of this Agreement violate, in any way material to the transactions contemplated hereby, any contract or agreement to which Investor is a party or any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to Investor, (iv) this Agreement and all documents and other instruments to be executed and delivered by Investor in connection herewith constitute the legal, valid and binding obligations of Investor, (v) Investor is not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Investor according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by Investor, according to the terms of this Agreement, may be prohibited, prevented or delayed, and (vi) BPECW LLC is a limited liability company duly organized and existing under the laws of the State of Delaware and Investor is the sole member of BPECW LLC.

      5.3 Representations and Warranties of BPECW LLC.  BPECW LLC hereby
          -------------------------------------------
represents and warrants that (i) BPECW LLC is a limited liability company duly organized and in good standing under the laws of the State of Delaware, is (or prior to the Closing will be) duly qualified and in good standing as a foreign limited liability company under the laws of the State of California, and has all necessary power to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by BPECW LLC in connection herewith and to perform all its obligations hereunder and thereunder, (ii) this Agreement has been duly authorized by all requisite company action on the part of BPECW LLC, (iii) the execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by BPECW LLC in connection with the transactions described herein, and the consummation of the transactions contemplated hereby and thereby, do not require the consent or approval of the members of BPECW LLC or, to the knowledge of BPECW LLC, the consent or approval of any governmental authority, nor, to the knowledge of BPECW LLC, does the execution and delivery of this Agreement violate, in any way material to the transactions contemplated hereby, any contract or agreement to which BPECW LLC is a party or any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to BPECW LLC, (iv) this Agreement and all documents and other instruments to be executed and delivered by BPECW LLC in connection herewith constitute the legal, valid and binding obligations of BPECW LLC, (v) BPECW LLC is not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by BPECW LLC according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by BPECW LLC, according to the terms of this Agreement, may be prohibited, prevented or delayed.

                                   ARTICLE 6

                                  LIMITATIONS
                                  -----------

      6.1 Limitations.  The representations and warranties of the parties made
          -----------
in this Agreement are personal to the other parties hereto and no Person other than a named party hereto shall be entitled to bring any action based thereon.


                                   ARTICLE 7

                             REDEMPTION PROCEDURE
                             --------------------

      7.1 Redemption Deliveries.
          ---------------------

          7.1  Closing.  As used herein, the term "REDEMPTION DATE" shall mean
               -------
the date upon which all transactions described in Sections 7.1.2 and 7.1.3 below
                                                  --------------     -----
are consummated.

          7.1.2  Deliveries of the Partnership.  On the date hereof, the
                 -----------------------------
Partnership is concurrently delivering to BPECW LLC, or is causing to be delivered to the Escrow Agent, the following:

                 (a) Deed.  A grant deed in the form of Exhibit D attached
                     ----                               ---------
          hereto and incorporated herein by this reference, conveying to BPECW LLC an undivided 37.9167% tenancy-in-common interest in and to the Partnership's right, title and interest in and to the Real Property, subject only to the Permitted Exceptions ("DEED").

                 (b) Bill of Sale.  A bill of sale in the form of Exhibit E
                     ------------                                 ---------
          attached hereto and incorporated herein by this reference, conveying to BPECW LLC an undivided 37.9167% tenancy-in-common interest in the Partnership's right, title and interest in and to the Personal Property.

                 (c) Assignment of Tenant Leases.  An assignment and assumption
                     ---------------------------
          of leases in the form of Exhibit F attached hereto and incorporated
                                ---------
          herein by this reference ("ASSIGNMENT OF LEASES"), transferring to BPECW LLC an undivided 37.9167% tenancy-in-common interest in the Partnership's interest in the Leases encumbering the Property on the date hereof described on Exhibit G attached hereto and incorporated
                                   ---------
          herein by this reference and any amendments, guarantees and other documents relating thereto (herein collectively called the "LEASES").

                 (d) Assignment of Equipment Leases and Service Contracts.  An
                     ----------------------------------------------------
          assignment and assumption of equipment leases, service contracts, warranties and guaranties and the Other Property Rights (to the extent the same are not transferred by Deed, Bill of Sale or Assignment of Leases) in the form of Exhibit H attached hereto and incorporated herein by this
                  ---------
          reference ("ASSIGNMENT OF CONTRACTS"), transferring to BPECW LLC, to the extent assignable, without liability or expense to the Partnership, an undivided 37.9167% interest in the Partnership's interest in the equipment leases in effect at the Property on the Redemption Date, the contracts described on Exhibit B, the warranties
                                                      ---------
          and guaranties which remain in effect on the date hereof and a 37.9167% tenancy-in-common interest in any Other Property Rights not otherwise transferred to BPECW LLC (all of the foregoing being herein collectively called the "ASSIGNED CONTRACTS").

                 (e) Other Documents.  Such other documents as may be reasonably
                     ---------------
          required by the Escrow Agent or as may be agreed upon by the Partnership and BPECW LLC to consummate the transactions contemplated by this Agreement.

          7.1.3  Deliveries of BPECW LLC.  On the date hereof, BPECW LLC is
                 -----------------------
concurrently delivering to the Partnership, or is causing to be delivered to the Escrow Agent, the following:

                 (a) Assignment of Leases.  The Assignment of Leases executed by
                     --------------------
          BPECW LLC.

                 (b) Assignment of Equipment Leases and Service Contracts.  The
                     ----------------------------------------------------
          Assignment of Contracts executed by BPECW LLC.

                 (c) Other Documents.  Such other documents as may be reasonably
                     ---------------
          required by the Escrow Agent or may be agreed upon by the Partnership, Prudential Partners and BPECW LLC to consummate the transactions contemplated by this Agreement.

          7.1.4  Waiver of Failure of Conditions Precedent.  By closing the
                 -----------------------------------------
transactions contemplated by this Agreement, each party hereto shall be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions precedent set forth in this Agreement and/or the Master Transaction Agreement.

          7.1.5  Closing Costs.  The parties shall bear certain closing costs of
                 -------------
the transactions contemplated hereby as set forth in Section 10.3.2 and Exhibit V of the Master Transaction Agreement.

                                   ARTICLE 8

                                   REMEDIES
                                   --------

     8.1  Remedies.  Any party hereto shall have the right to initiate an
          --------
action for specific performance with respect to any breach or default of this Agreement by, or to enforce any obligation under this Agreement of, any other party hereto (including, without limitation, the obligation of the Partnership to make, and the obligation of BPECW LLC to accept, the redemption distribution pursuant hereto), it being acknowledged and agreed by the parties hereto that monetary damages would be an inadequate remedy and would not adequately compensate any non-defaulting party. In addition to the remedy of specific performance, any non-breaching party may initiate an action seeking actual damages; provided that, the limitations of liability set forth in Article 12 of
         -------- ----
the Master Transaction Agreement shall apply to this Agreement, and all such terms and provisions of said Article 12 of the Master Transaction Agreement are hereby incorporated herein by this reference.

                                   ARTICLE 9

                                 MISCELLANEOUS
                                 -------------

     9.1  Commissions.  The parties hereto each agree to indemnify, defend,
          -----------
protect and hold the others harmless from and against any and all commissions, finder's and/or similar fees or compensation claimed by any broker or finder in connection with the transactions described in this Agreement based on claimed contacts with, or other acts or omissions of, such indemnifying party. The terms and provisions of this Section 9.1 shall survive the Closing or termination of
                       -----------
this Agreement.

     9.2  Expenses.  Except as otherwise expressly set forth herein or expressly
          --------
set forth in the Master Transaction Agreement, each party hereto shall bear its own costs and expenses with respect to the transactions contemplated hereby.

     9.3  Amendment.  This Agreement may be amended, modified or supplemented
          ---------
but only in writing signed by each of the parties hereto.

     9.4  Notices.  Any notice, request, instruction or other document to be
          -------
given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by telex, facsimile or other wire transmission or (c) three business days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

          9.4  If to BPECW LLC or Investor, addressed as follows:

               Boston Properties, Inc.
               8 Arlington Street
               Boston, Massachusetts 02116-3495
               Attention:  General Counsel
               Facsimile:  617-421-1555

               with a copy to:

               Goulston & Storrs, P.C.
               400 Atlantic Avenue
               Boston, Massachusetts 02110-3333
               Attention:  Eli Rubenstein, Esq.
               Facsimile:  617-574-4112

          9.4 If to the Partnership or the Prudential Partners, addressed as follows:

               Prudential Realty Group
               8 Campus Drive
               4th Floor - Arbor Circle South
               Parsippany, New Jersey 07054
               Attention:  John R. Triece
               Facsimile:  (201) 683-1797

               with a copy to:

               The Prudential Insurance Company
               of America
               c/o Prudential Capital Group
               Four Embarcadero Center
               Suite 2700
               San Francisco, California 94111
               Attention:  Harry Mixon, Esq.
               Facsimile:  (415) 956-2197
               and a copy to:

               O'Melveny & Myers LLP
               Embarcadero Center West
               275 Battery Street
               San Francisco, California 94111
               Attention:  Stephen A. Cowan, Esq.
               Facsimile:  (415) 984-8701

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

     9.5  Waivers.  The failure of a party hereto at any time or times to
          -------
require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

     9.6  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.7  Interpretation.  The headings preceding the text of Articles and
          --------------
Sections included in this Agreement and the headings to Exhibits and Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the term "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Underscored references to Articles, Sections, Subsections, Exhibits or Schedules shall refer to those portions of this Agreement.

     9.8  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     9.9  Assignment.  This Agreement shall be binding upon and inure to the
          ----------
benefit of the parties hereto and their respective successors and assigns. No assignment of any rights or obligations shall be made by any party without the written consent of each other party.

     9.10 No Third Party Beneficiaries.  This Agreement is solely for the
          ----------------------------
benefit of the parties hereto and, to the extent provided herein, their respective Representatives, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

     9.11  Further Assurances.  Upon reasonable request of any party, each other
           ------------------
party will execute and deliver such other documents, releases, assignments and other instruments as may be required to effectuate completely the transfer and assignment to BPECW LLC of the Property and the redemption of the BPECW LLC Interest and to otherwise carry out the purposes of this Agreement.

     9.12  Severability.  If any provision of this Agreement shall be held
           ------------
invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

     9.13  Remedies Cumulative.  The remedies provided in this Agreement shall
           -------------------
be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

     9.14  Entire Understanding.  This Agreement, together with the other
           --------------------
Transaction Documents, sets forth the entire agreement and understanding of the parties hereto with respect to the matters set forth herein and supersedes any and all prior agreements, arrangements and understandings among the parties.

     9.15  Consent to Jurisdiction and Service of Process.  ALL JUDICIAL
           ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST ANY PERSON ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY HERETO ACCEPTS FOR ITSELF, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Each party hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to any other party hereto, at its address provided in this Agreement, such service being hereby acknowledged by each party to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.

     9.16  Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY
           --------------------
AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each shall continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


PARTNERSHIP:        THREE EMBARCADERO CENTER WEST,
                    a California limited partnership

                    By:  THE PRUDENTIAL INSURANCE COMPANY
                         OF AMERICA, a New Jersey corporation,
                         its General Partner



                         By: /s/ Gary L. Frazier
                            --------------------------------------------------
                         Name: _______________________________
                         Title: ________________________________


BPECW LLC:          BP EC WEST LLC,
                    a Delaware limited liability company

                    By:  BOSTON PROPERTIES LIMITED PARTNERSHIP,
                         a Delaware limited partnership,
                         its sole Member

                         By:  BOSTON PROPERTIES, INC.,
                              a Delaware corporation,
                              its General Partner



                              By: /s/ Thomas J. O'Connor
                                 --------------------------------------
                              Name: Thomas J. O'Connor
                              Title: Vice President

INVESTOR:                BOSTON PROPERTIES LIMITED PARTNERSHIP,
                         a Delaware limited partnership

                         By:  BOSTON PROPERTIES, INC.,
                              a Delaware corporation,
                              its General Partner



                         By: /s/ Thomas J. O'Connor
                            ------------------------------------------------
                         Name: Thomas J. O'Connor
                         Title: Vice President



PRUDENTIAL:              THE PRUDENTIAL INSURANCE COMPANY OF
                         AMERICA, a New Jersey corporation



                         By: /s/ Gary L. Frazier
                            ------------------------------------------------
                         Name: _____________________________________________
                         Title: ____________________________________________



PIC:                     PIC REALTY CORPORATION,
                         a Delaware corporation



                         By: /s/ Gary L. Frazier
                            ------------------------------------------------
                         Name: _____________________________________________
                         Title: ____________________________________________


PRS:                     PRUDENTIAL REALTY SECURITIES II, INC.,
                         a Delaware corporation


                         By: /s/ Duane H. Tucker, Jr.
                            ------------------------------------------------
                         Name:  Duane H. Tucker, Jr.
                         Title:  President

                                  SCHEDULE A

                   PERCENTAGE INTERESTS OF EXISTING PARTNERS
                   -----------------------------------------


                         GENERAL PARTNERSHIP INTERESTS
                         -----------------------------

          Prudential                                    1%
          BPECW LLC                                     1%


                         LIMITED PARTNERSHIP INTERESTS
                         -----------------------------

          PIC                                           1%
          PRS                                           1%
          Prudential                              59.0833%
          BPECW LLC                               36.9167%

                                      A-1